UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 12, 2004

Commission File Number 001-31921

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	48-1135403 (I.R.S. Employer Identification Number)

8300 College Blvd.
Overland Park, KS 66210
(913) 344-9200
(Address of principal executive offices and telephone number)

N/A
(Former name or former address, if changed since last report)

Item 9. REGULATION FD DISCLOSURE

        The Company is furnishing this information required by Item 12 “Results of Operations and Financial Condition” under this Item 9 in accordance with SEC Release No. 33-8216.

        On February 12, 2004, Compass Minerals International, reported its fourth quarter and annual 2003 financial results. A copy of the press release is attached as exhibit 99.1

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: February 12, 2004	/s/ Rodney Underdown
Rodney Underdown
Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description 99.1 Press release dated February 12, 2004